UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
April 30, 2021
Wells Fargo
Multi-Sector Income Fund (ERC)

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The views expressed and any forward-looking statements are as of April 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Multi-Sector Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Multi-Sector Income Fund for the six-month period that ended April 30, 2021. Global stocks continued to rally as the global economy continued to work through the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with global bonds, municipal bonds, and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 28.85%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 27.40%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 22.95% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned -1.52%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 returned 0.68%, the Bloomberg Barclays Municipal Bond Index,6 returned 2.62%, and the ICE BofA U.S. High Yield Index,7 returned 8.12%.
Hope drove the stock markets to new highs.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced information technology (IT) stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Multi-Sector Income Fund

Letter to shareholders (unaudited)
The calendar year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the U.S., positive news on vaccine trials and January's expansion in both the manufacturing and services sectors were offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude-oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher future growth and inflation expectations.
The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021. Domestic employment surged as COVID-19 vaccinations and an increasingly open economy spurred hiring. A majority of U.S. small companies reported they were operating at pre-pandemic capacity or higher. Value continued its outperformance of growth in the month, continuing the trend that started in late 2020. Meanwhile, most major developed global equity indexes were up month to date on the back of rising optimism regarding the outlook for global growth. While the U.S. and the U.K. have been the most successful in terms of the vaccine rollout, even within markets where the vaccine has lagged, such as the eurozone and Japan, equity indexes in many of those countries are also in positive territory this year.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 billion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular has seen COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“The passage of the massive domestic stimulus bill highlighted March activity, leading to increased forecasts for U.S. growth in 2021.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com or call us directly at 1-800-222-8222.

Wells Fargo Multi-Sector Income Fund  |  3

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (expected to be extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after December 31, 2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

4  |  Wells Fargo Multi-Sector Income Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.
Strategy summary	The Fund allocates its assets between three seperate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve consisting of below investment-grade (high yield) debt; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approxiamtely 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage backed securities, and investment-grade corporate bonds.
Adviser	Wells Fargo Funds Management, LLC
Subadvisers	Wells Capital Management Incorporated
Wells Fargo Asset Management (International), Limited
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Chris Lee, CFA®‡, Michael Lee, Alex Perrin, Michael J. Schueller, CFA®‡, Lauren van Biljon, CFA®‡, Peter Wilson, Noah Wise, CFA®‡

Average annual total returns (%) as of April 30, 2021[1]
	6 months	1 year	5 year	10 year
Based on market value	23.12	40.35	10.53	7.59
Based on net asset value (NAV)	10.90	27.22	8.62	6.55
Multi-Sector Income Blended Index[2]	5.47	14.52	5.67	4.63
Bloomberg Barclays Credit Bond Index[3]	(0.53)	4.25	4.63	4.77
Bloomberg Barclays U.S. Securitized Index[4]	(0.24)	0.18	2.58	2.83
ICE BofA U.S. High Yield Constrained Index[5]	8.13	20.01	7.31	6.26
J.P. Morgan GBI-EM Global Diversified Composite Index[6]	4.17	11.22	3.02	0.27
J.P. Morgan Global Government Bond Index (ex U.S.)[7]	(1.07)	4.52	1.74	0.85
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended April 30, 2021, was 1.22% which includes 0.32% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Wells Fargo Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% ICE BofA U.S. High Yield Constrained Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). Prior to October 15, 2019, the Multi-Sector Income Blended Index was composed of 60% ICE BofA U.S. Cash Pay High Yield Index, 18% J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% Bloomberg Barclays Credit Bond Index, 7.5% Bloomberg Barclays U.S. Securitized Index, and 7% J.P. Morgan Global Government Bond Index (ex U.S.). You cannot invest directly in an index.
[3]	The Bloomberg Barclays Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.
[5]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.
[6]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Multi-Sector Income Fund

Performance highlights (unaudited)
[7]	The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. The Fund is exposed to mortgage- and asset-backed securities risk. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.

Wells Fargo Multi-Sector Income Fund  |  7

Performance highlights (unaudited)
MANAGERS' DISCUSSION
The Fund’s return based on market value was 23.12% for the six-month period that ended April 30, 2021. During the same period, the Fund’s return based on its net asset value (NAV) was 10.90%. Based on its NAV return, the Fund outperformed the Multi-Sector Income Blended Index, which returned 5.47% for the six-month period.
Global equities surged higher as the economy recovered from the COVID-19 recession.
Over the past six months, the resolution to the 2020 U.S. election, the rollout of COVID-19 vaccines, and monetary and fiscal stimulus have strengthened both the economic recovery and the rally in risk assets. Cumulatively, these events have made what we call the “reflation” trade a successful one. Themes arising from the “reflation” trade include: rising long-term Treasury yields, a recovery in the price of oil, and the nearly complete normalization of valuations in COVID-19-affected sectors. The rise in growth and inflation, both actual and forecast, prompted investors to bring forward expectations of when core market central banks might reduce monetary accommodation. This in turn drove bond yields higher and steepened yield curves.
After seeing West Texas Intermediate (WTI) oil fall to unprecedented lows, the Organization of the Petroleum Exporting Countries agreed to—and maintained—supply reductions, which have gradually reduced the oversupply of oil and led to a dramatic recovery in WTI and energy bond prices over the past six months. Investments in the energy sector proved to be the best performers for the past six months.
For the six-month period that ended April 30, 2021, risk assets rallied in response to improving economic conditions with spreads in investment-grade corporate and securitized sectors tightening an average 36 basis points (bps; 100 bps equal 1.00%), and 45 bps, respectively. Higher-yielding, more credit-sensitive bonds significantly outperformed higher-rated securities. BBB-rated corporates tightened 51 bps over the period versus 25 bps of tightening for A-rated and AA-rated corporates. Similarly, BBB-rated commercial mortgage-backed securities (CMBS) spreads compressed 530 bps, while AAA-rated CMBS tightened only 47 bps. Improving fundamentals, especially in the retail and hospitality sectors, benefited sectors that had marginally underperformed early last year as a result of the pandemic. Certain CMBS bonds, in particular, significantly outperformed the broader market.
There have been only modest changes to Fund positioning. Overall, interest rate positioning has been kept largely unchanged, with positions in a number of higher-yielding emerging market sovereigns. Fund duration, already running at a cautious level, was reduced by switching into shorter-maturity bonds in Indonesia and Mexico. Currency exposure has been left unhedged, meaning that Fund currency positions are in line with underlying bond positions.
Ten largest holdings (%) as of April 30, 2021[1]
Romania, 3.25%, 4-29-2024	3.03
Mexico, 8.50%, 5-31-2029	3.01
India, 7.32%, 1-28-2024	2.82
Malaysia, 4.23%, 6-30-2031	2.38
Indonesia, 7.00%, 9-15-2030	2.27
Colombia, 7.50%, 8-26-2026	1.82
Romania, 5.00%, 2-12-2029	1.54
Russia, 6.90%, 5-23-2029	1.48
Russia, 6.50%, 2-28-2024	1.45
Russia, 7.65%, 4-10-2030	1.26
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Credit quality as of April 30, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8  |  Wells Fargo Multi-Sector Income Fund

Performance highlights (unaudited)
Capturing the discounts created by COVID-19 contributed to performance.
Last fall, companies directly affected by COVID-19 traded at a significant discount to minimally disrupted companies. Today, that discount is very slight. Capturing this spread compression in several key investments in the leisure, air transportation, and media sectors contributed positively to performance. The Fund’s use of leverage had a positive impact on total return performance during this reporting period.
Treasury bond yields in the 5- to 10-year portion of the curve have also undergone a dramatic repricing in the past 6 months, with the 10-year yield rising from 0.88% to 1.63%. The Fund’s 20% allocation to floating-rate leveraged loans contributed positively to performance.
Within securitized sectors, out-of-benchmark holdings in mezzanine CMBS were the largest contributors, followed by holdings in subordinate non-agency mortgage-backed securities (MBS). In corporate sectors, the primary contributors were an overweight to financials and BBB-rated bonds.
Despite the widespread reflation story, some sovereigns saw yields decline over the reporting period. This contributed to Fund performance. Holdings in Romania, South Africa, and Indonesia performed particularly well. On the currency front, the South African rand, Russian ruble, and Brazilian real were the Fund’s top performers versus the U.S. dollar.
Effective maturity distribution as of April 30, 2021[1]
[1]	Figures represent the percentage of the Fund’s fixed-income securities. These amounts are subject to change and may have changed since the date specified.
Detractors from performance included sovereign bond markets and various securitized sectors.
Within securitized sectors, the Fund’s allocation to agency MBS and collateralized loan obligations (CLOs) were small detractors. Within corporate sectors, the Fund’s underweight to the industrials and utilities sectors were small detractors.
Higher bond yields in a number of sovereign bond markets detracted from performance. The move was largest in Brazil, where domestic worries melded with the global reflation push. Exposure to the bond markets of Russia, Mexico, and Malaysia were also modest detractors. On the currency front, the Indian rupee lagged its emerging market peers and exposure to it was thus a small negative.
Geographic allocation as of April 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.
The Fund’s management teams see a mix of concerns, risks, and opportunities.
We expect the U.S. economy will continue to recover as vaccine deployment proceeds and the labor markets strengthen. A high level of savings combined with additional fiscal stimulus has added even more buying power to consumers to fuel growth. While inflation has picked up slightly with additional price pressures in the pipeline, we do not anticipate a significant long-term increase that will influence the Federal Reserve Board’s policy. We remain bearish on rates and believe intermediate and long yields will rise modestly over the course of the year as economic activity accelerates and deficits resulting from fiscal spending grow.
Markets are wrestling with how to price the staying power of the rebound in growth and inflation. There's plenty of chatter about above-target inflation readings in the quarters to come, but central banks are sticking to the line that this pressure is expected to be transitory. Time will tell, but if this is correct, we could see bond yields starting to top out in the not-too-distant future. We anticipate there could be a mid-year opportunity to increase duration. There's a decided lack of strong signals or trends in currency markets, which suggests the best course of action is to keep active currency risk at modest levels.
Within securitized sectors, we see value in certain CMBS securities where valuations remain depressed despite improving collateral performance. We also see opportunities in mezzanine residental mortgage-backed securities and broadly syndicated CLOs, which remain cheap to other asset classes of comparable quality.

Wells Fargo Multi-Sector Income Fund  |  9

Performance highlights (unaudited)
Approximately 56% of the mortgage/corporate sleeve’s exposure is in corporate credit and around 40% is in fixed-rate and floating-rate mortgage securities. The largest industry exposures in the credit sector include insurance, energy, banking, and technology companies. We are neutral on corporate credits given current valuations. We continue to favor financials over industrials given the former’s favorable fundamentals and the latter’s higher leverage levels. Lower event risk in the financial space is also preferred. While we continue to like carry in BBB-rated, we are looking for opportunities to implement a more barbelled strategy, holding A-rated and BB-rated where possible.
The current high-yield landscape features early-cycle fiscal and monetary policies coupled with late-cycle valuations. The former makes us constructive on further improvement in issuer fundamentals, while the latter tempers our return expectations. We believe the Fund’s allocation to floating-rate loans positions it well for any further Treasury yield increases. Finally, astute security selection, comprehensive research, and tactical portfolio management are critical to capitalizing on opportunities in these evolving credit markets.

10  |  Wells Fargo Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks to provide a high level of current income consistent with limiting its overall exposure to domestic interest rate risk. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the Fund.
Principal investment strategies
The Fund allocates its assets between three separate investment strategies, or sleeves.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve with an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments).
For purposes of the sleeve’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the sleeve will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The sleeve’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the high yield bond sleeve of the Fund during this fiscal year.

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Objective, strategies and risks (unaudited)
International/Emerging Markets Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-40% of its total assets to an investment strategy that focuses on developed and emerging market debt securities, including obligations of foreign governments or governmental entities, foreign corporations, or supranational agencies denominated in various currencies. Within this sleeve, the Fund invests in at least three countries or supranational agencies.
Up to 10% of the debt securities in the sleeve may be below investment grade. The weighted average credit quality of the sleeve is expected to be investment grade.
Currency is managed as a separate asset class. We may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies. The sleeve may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.
While we may purchase securities of any maturity or duration, under normal circumstances, we expect this sleeve of the Fund’s portfolio to maintain a dollar-weighted average effective maturity of between 5 and 14 years, and a dollar-weighted average effective duration of between 3 1/2 and 10 years. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in this sleeve of the Fund. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.
We use proprietary models and systems to assess and highlight areas of relative value around the world. Model-driven forecasts are created using fundamental economic inputs to generate economic forecasts on the global bond markets. With these forecasts, an optimization process accounts for multiple iteration scenarios to create, what we believe to be, an optimal portfolio strategy. The output of the model process is intended to provide relative valuations for determining an over, or underweight of country-specific bond markets. Similarly, currencies are valued for their potential returns or to hedge currency exposure. These macro ‘top-down’ quantitative models are used in conjunction with our investment expertise and aligned with a ‘bottom-up’ security selection process. Each of our quantitative models and investment expertise are equally important in our security selection process.
Sell decisions with respect to this sleeve are valuation-driven based on our models and our fundamental analysis. We may also sell a security held by this sleeve of the Fund due to changes in portfolio strategy or cash flow needs.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the international/emerging markets bond sleeve of the Fund during this fiscal year.
Mortgage/Corporate Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-30% of its total assets to an investment strategy that focuses on adjustable-rate and fixed-rate mortgage backed securities (including collateralized mortgage obligations (“CMOs”)) and asset-backed securities) and investment grade corporate bonds. Mortgage backed securities in which the sleeve invests may include both non-agency mortgage securities and securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. The sleeve may invest in securities with a broad range of maturities.
Under normal circumstances, we expect to maintain an average weighted credit quality rating for the sleeve of investment-grade (BBB-/Baa3 or better). As part of our mortgage-backed securities investment strategy, we may enter into dollar roll transactions for this sleeve of the Fund.
We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the mortgage/corporate bond sleeve of the Fund during this fiscal year.

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Objective, strategies and risks (unaudited)
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. The Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 10% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

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Objective, strategies and risks (unaudited)
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

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Objective, strategies and risks (unaudited)
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
■	As a hedge against adverse changes in securities market prices or interest rates; and
■	As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

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Objective, strategies and risks (unaudited)
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of the Fund. Mortgage dollar roll transactions involve the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting the fund’s ability to repurchase securities at the agreed upon price.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below. Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super majority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the

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Objective, strategies and risks (unaudited)
Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

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Objective, strategies and risks (unaudited)
Management Risk. Investment decisions, techniques, analyses or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
Sovereign Debt Risk. Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

18  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.93%
FHLMC (5 Year Treasury Constant Maturity +2.08%) ±	2.75%	9-1-2032	$407,505	$ 408,862
FHLMC	8.50	7-1-2028	15,042	17,033
FHLMC Series 1383 (1 Year Treasury Constant Maturity +2.25%) ±	2.39	2-1-2037	78,577	83,956
FHLMC Series 2012-K17 Class B 144A±±	4.46	12-25-2044	675,000	689,153
FHLMC Series 2012-K18 Class B 144A±±	4.18	1-25-2045	810,000	828,661
FHLMC Series 2013-K30 Class B 144A±±	3.67	6-25-2045	700,000	740,073
FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	0.56	12-15-2031	10,260	10,284
FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	0.51	2-15-2033	31,076	30,560
FHLMC Series 3987 Class CI ♀	3.50	6-15-2026	2,144,255	51,647
FHLMC Series K016 Class X1 ♀±±	1.48	10-25-2021	309,244	207
FHLMC Series K020 Class X1 ♀±±	1.47	5-25-2022	5,744,948	61,669
FNMA (6 Month LIBOR +1.64%) ±	1.89	9-1-2037	17,785	17,858
FNMA	6.00	4-1-2033	50,953	53,300
FNMA	7.50	2-1-2030	9,275	9,343
FNMA	7.50	9-1-2030	13,246	13,347
FNMA Series 1997-20 Class IO ♀±±	1.84	3-25-2027	105,327	1,812
FNMA Series 2001-25 Class Z	6.00	6-25-2031	49,283	55,621
FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	0.71	7-25-2031	2,549	2,574
FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	0.61	6-25-2031	2,566	2,599
FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	0.52	12-18-2032	16,040	16,082
FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	0.66	1-25-2033	4,086	4,122
FNMA Series G92-17 Class F (1 Month LIBOR +1.05%) ±	1.16	3-25-2022	286	286
GNMA	6.50	6-15-2028	13,866	15,513
GNMA Series 2019-H06 Class HI ♀±±	1.76	4-20-2069	5,121,506	243,272
Total Agency securities (Cost $3,187,736)				3,357,834
Asset-backed securities: 0.27%
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	3.68	3-25-2033	122,994	125,177
Bear Stearns Asset Backed Securities Series 2002-2 Class A1 (1 Month LIBOR+0.66%) ±	0.77	10-25-2032	95,445	94,965
CVS Pass-Through Trust Series T	6.04	12-10-2028	374,143	432,753
Mesa Trust Asset Backed Certificates Series 2001-5 Class A (1 Month LIBOR+0.80%) 144A±	0.91	12-25-2031	5,487	5,467
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR+1.00%) ±	1.11	5-20-2030	221,220	221,935
Student Loan Consolidation Center Series 2011-1 Class A (1 Month LIBOR+1.22%) 144A±	1.33	10-25-2027	100,357	100,911
Total Asset-backed securities (Cost $964,704)				981,208

The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  19

Portfolio of investments—April 30, 2021 (unaudited)

	Shares	Value
Common stocks: 1.85%
Energy: 1.85%
Energy equipment & services: 0.87%
Bristow Group Incorporated †	118,903	$ 3,146,173
Oil, gas & consumable fuels: 0.98%
Denbury Incorporated †	44,677	2,430,876
Whiting Petroleum Corporation †	27,317	1,094,592
		3,525,468
Total Common stocks (Cost $4,427,520)		6,671,641

			Principal
Corporate bonds and notes: 65.27%
Communication services: 9.32%
Diversified telecommunication services: 0.51%
Cablevision Lightpath LLC 144A	5.63%	9-15-2028	$140,000	143,500
Cablevision Lightpath LLC	3.88	9-15-2027	160,000	157,800
Frontier Communications Corporation 144A	5.88	10-15-2027	180,000	191,250
Level 3 Financing Incorporated 144A	3.63	1-15-2029	425,000	411,719
Level 3 Financing Incorporated 144A	4.25	7-1-2028	375,000	377,854
Windstream Corporation 144A	7.75	8-15-2028	530,000	552,525
				1,834,648
Entertainment: 0.44%
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	220,000	219,197
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	228,000	237,120
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	1,025,000	1,132,625
				1,588,942
Interactive media & services: 0.25%
Rackspace Technology Company 144A	5.38	12-1-2028	900,000	918,792
Media: 7.32%
Block Communications Incorporated	4.88	3-1-2028	150,000	152,625
CCO Holdings LLC 144A	4.50	8-15-2030	3,000,000	3,052,170
CCO Holdings LLC 144A	4.50	5-1-2032	250,000	252,500
CCO Holdings LLC 144A	5.00	2-1-2028	150,000	156,750
CCO Holdings LLC 144A	5.13	5-1-2027	450,000	470,954
Charter Communications Operating LLC	5.05	3-30-2029	675,000	782,061
Cinemark USA Incorporated	4.88	6-1-2023	3,046,000	3,042,040
Cinemark USA Incorporated 144A	5.88	3-15-2026	160,000	165,800
Cinemark USA Incorporated 144A	8.75	5-1-2025	385,000	419,169
CSC Holdings LLC 144A	4.13	12-1-2030	225,000	223,875
CSC Holdings LLC 144A	4.63	12-1-2030	625,000	610,938
CSC Holdings LLC 144A	5.38	2-1-2028	425,000	447,266
CSC Holdings LLC 144A	5.50	5-15-2026	1,275,000	1,311,210
Diamond Sports Group LLC 144A	5.38	8-15-2026	675,000	492,750
Diamond Sports Group LLC 144A	6.63	8-15-2027	1,300,000	702,000
Gray Television Incorporated 144A	7.00	5-15-2027	325,000	354,656
Gray Television Incorporated 144A	4.75	10-15-2030	600,000	600,000
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	450,000	458,438
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	2,000,000	2,112,500
Nielsen Finance LLC 144A	5.63	10-1-2028	380,000	405,175
Nielsen Finance LLC 144A	5.88	10-1-2030	1,800,000	1,971,000
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media (continued)
Outfront Media Capital Corporation 144A	4.63%	3-15-2030	$675,000	$ 668,250
Outfront Media Capital Corporation 144A	5.00	8-15-2027	50,000	51,563
QVC Incorporated	4.75	2-15-2027	150,000	158,250
Salem Media Group Incorporated 144A	6.75	6-1-2024	2,600,000	2,567,500
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	790,000	800,863
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	100,000	105,222
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	170,000	168,951
The E.W. Scripps Company 144A	5.13	5-15-2025	1,840,000	1,888,374
Townsquare Media Incorporated 144A	6.88	2-1-2026	1,765,000	1,840,013
				26,432,863
Wireless telecommunication services: 0.80%
Consolidated Communications Holdings Incorporated 144A	6.50	10-1-2028	550,000	592,543
Sprint Capital Corporation	8.75	3-15-2032	975,000	1,445,438
Sprint Spectrum Company 144A	5.15	9-20-2029	750,000	856,598
				2,894,579
Consumer discretionary: 8.51%
Auto components: 1.39%
Clarios Global LP 144A	6.25	5-15-2026	125,000	132,586
Clarios Global LP 144A	6.75	5-15-2025	50,000	53,688
Clarios Global LP 144A	8.50	5-15-2027	1,680,000	1,814,400
Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,998,939
Dana Incorporated %%	4.25	9-1-2030	460,000	464,600
Goodyear Tire & Rubber Company	5.13	11-15-2023	500,000	500,050
Tenneco Incorporated	5.00	7-15-2026	60,000	58,117
				5,022,380
Automobiles: 0.07%
Ford Motor Company	9.00	4-22-2025	100,000	122,125
Ford Motor Company	9.63	4-22-2030	100,000	140,250
				262,375
Diversified consumer services: 1.91%
Carriage Services Incorporated 144A%%	4.25	5-15-2029	720,000	715,500
Carriage Services Incorporated 144A	6.63	6-1-2026	1,700,000	1,790,100
Service Corporation International	7.50	4-1-2027	3,400,000	4,105,500
Service Corporation International	8.00	11-15-2021	275,000	284,969
				6,896,069
Hotels, restaurants & leisure: 3.21%
Carnival Corporation 144A	10.50	2-1-2026	1,055,000	1,243,476
Carnival Corporation 144A	5.75	3-1-2027	450,000	474,471
Carnival Corporation	7.63	3-1-2026	1,575,000	1,724,625
Carnival Corporation 144A	9.88	8-1-2027	425,000	499,375
Carnival Corporation 144A	11.50	4-1-2023	800,000	919,360
CCM Merger Incorporated 144A	6.38	5-1-2026	975,000	1,018,875
NCL Corporation Limited 144A	5.88	3-15-2026	910,000	950,950
NCL Corporation Limited 144A	12.25	5-15-2024	1,115,000	1,360,066
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	1,065,000	1,116,866
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	1,400,000	1,545,544
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  21

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
Royal Caribbean Cruises Limited 144A	10.88%	6-1-2023	$525,000	$ 602,700
Yum! Brands Incorporated 144A	7.75	4-1-2025	150,000	163,875
				11,620,183
Household durables: 0.36%
WASH Multifamily Acquisition Incorporated 144A	5.75	4-15-2026	1,240,000	1,288,050
Multiline retail: 0.21%
Macy's Incorporated 144A	8.38	6-15-2025	675,000	744,680
Specialty retail: 1.18%
Asbury Automotive Group Incorporated	4.75	3-1-2030	406,000	424,270
Asbury Automotive Group Incorporated	4.50	3-1-2028	419,000	431,570
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	450,000	449,438
Lithia Motors Incorporated 144A	4.38	1-15-2031	175,000	184,188
Lithia Motors Incorporated 144A	4.63	12-15-2027	150,000	157,500
Lithia Motors Incorporated 144A	5.25	8-1-2025	945,000	975,713
NMG Holding Company Incorporated 144A	7.13	4-1-2026	640,000	654,643
Rent-A-Center Incorporated 144A	6.38	2-15-2029	170,000	184,362
Sonic Automotive Incorporated	6.13	3-15-2027	775,000	807,938
				4,269,622
Textiles, apparel & luxury goods: 0.18%
The William Carter Company 144A	5.50	5-15-2025	125,000	132,104
The William Carter Company 144A	5.63	3-15-2027	500,000	525,625
				657,729
Consumer staples: 0.94%
Beverages: 0.19%
Primo Water Holdings Incorporated 144A	5.50	4-1-2025	675,000	693,711
Food & staples retailing: 0.11%
PetSmart Incorporated 144A	4.75	2-15-2028	185,000	190,781
PetSmart Incorporated 144A	7.75	2-15-2029	185,000	200,442
				391,223
Food products: 0.64%
CHS Incorporated 144A	6.00	1-15-2029	40,000	42,107
CHS Incorporated 144A	6.88	4-15-2029	1,230,000	1,285,350
Kraft Heinz Foods Company	4.38	6-1-2046	915,000	980,609
				2,308,066
Energy: 13.07%
Energy equipment & services: 2.27%
Bristow Group Incorporated ♦†	6.25	10-15-2022	3,855,000	0
Bristow Group Incorporated	6.88	3-1-2028	2,350,000	2,382,313
Hilcorp Energy Company 144A	5.75	2-1-2029	270,000	274,725
Hilcorp Energy Company 144A	6.00	2-1-2031	270,000	278,100
Hilcorp Energy Company 144A	6.25	11-1-2028	350,000	363,290
Oceaneering International Incorporated	4.65	11-15-2024	145,000	141,556
Oceaneering International Incorporated	6.00	2-1-2028	1,580,000	1,543,976
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Energy equipment & services (continued)
Pattern Energy Operations LP 144A	4.50%	8-15-2028	$2,300,000	$ 2,328,750
USA Compression Partners LP	6.88	4-1-2026	850,000	891,387
				8,204,097
Oil, gas & consumable fuels: 10.80%
Aethon United 144A	8.25	2-15-2026	1,225,000	1,302,261
Antero Resources Corporation	5.00	3-1-2025	1,450,000	1,471,750
Antero Resources Corporation 144A	8.38	7-15-2026	185,000	207,733
Apache Corporation	4.38	10-15-2028	750,000	764,978
Archrock Partners LP 144A	6.25	4-1-2028	590,000	616,789
Archrock Partners LP 144A	6.88	4-1-2027	500,000	531,875
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	849,708
Buckeye Partners LP	5.85	11-15-2043	1,125,000	1,107,428
Cheniere Energy Partners LP	4.50	10-1-2029	400,000	417,500
Cheniere Energy Partners LP	5.63	10-1-2026	300,000	312,750
DCP Midstream Operating Company	5.13	5-15-2029	1,775,000	1,894,813
Encino Acquisition Partners Company 144A	8.50	5-1-2028	1,280,000	1,254,042
Energy Transfer Partners LP	5.20	2-1-2022	750,000	766,894
EnLink Midstream LLC	5.38	6-1-2029	2,050,000	2,050,000
EnLink Midstream Partners LP	4.40	4-1-2024	450,000	461,403
EnLink Midstream Partners LP	5.05	4-1-2045	1,575,000	1,295,438
EnLink Midstream Partners LP	5.60	4-1-2044	750,000	646,875
EnLink Midstream Partners LP 144A	5.63	1-15-2028	170,000	175,738
Enviva Partners LP 144A	6.50	1-15-2026	2,250,000	2,359,688
Harvest Midstream LP 144A	7.50	9-1-2028	760,000	818,900
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	777,986
Murphy Oil Corporation	5.75	8-15-2025	185,000	189,217
Murphy Oil Corporation	5.88	12-1-2027	150,000	150,750
Murphy Oil Corporation	6.38	7-15-2028	530,000	537,950
Nabors Industries Limited 144A	9.00	2-1-2025	78,000	80,730
New Fortress Energy Incorporated 144A	6.50	9-30-2026	1,395,000	1,423,360
Occidental Petroleum Corporation	4.63	6-15-2045	1,825,000	1,651,625
Occidental Petroleum Corporation	6.20	3-15-2040	425,000	451,563
Occidental Petroleum Corporation	6.45	9-15-2036	3,390,000	3,851,850
Occidental Petroleum Corporation	6.60	3-15-2046	500,000	551,250
Phillips 66	4.30	4-1-2022	625,000	647,147
Plains All American Pipeline LP	3.85	10-15-2023	750,000	793,746
Range Resources Corporation 144A	8.25	1-15-2029	180,000	195,259
Range Resources Corporation	9.25	2-1-2026	1,100,000	1,207,888
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	1,250,000	1,342,188
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	240,000	266,400
Southwestern Energy Company	7.50	4-1-2026	400,000	423,080
Southwestern Energy Company	7.75	10-1-2027	975,000	1,048,057
Southwestern Energy Company	8.38	9-15-2028	650,000	714,168
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	455,000	463,531
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	1,185,000	1,187,963
Western Midstream Operating LP	5.30	2-1-2030	600,000	654,750
Western Midstream Operating LP	5.30	3-1-2048	1,000,000	1,025,010
Western Midstream Operating LP	6.50	2-1-2050	75,000	84,862
				39,026,893
Financials: 9.84%
Banks: 1.19%
Bank of America Corporation	5.70	1-24-2022	250,000	259,972
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  23

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Citigroup Incorporated	4.50%	1-14-2022	$250,000	$ 257,364
Citigroup Incorporated (U.S. SOFR+3.23%) ʊ±	4.70	1-30-2025	750,000	763,913
City National Bank	5.38	7-15-2022	500,000	529,763
International Finance Corporation	7.50	5-9-2022	5,000,000	942,830
International Finance Corporation	7.50	5-9-2022	4,000,000	754,264
JPMorgan Chase & Company (3 Month LIBOR+3.25%) ±	5.15	12-29-2049	750,000	773,438
				4,281,544
Capital markets: 0.56%
Goldman Sachs Group Incorporated	5.75	1-24-2022	750,000	779,544
Oppenheimer Holdings Incorporated	5.50	10-1-2025	1,200,000	1,245,000
				2,024,544
Consumer finance: 3.52%
Discover Financial Services	5.20	4-27-2022	750,000	784,206
FirstCash Incorporated 144A	4.63	9-1-2028	445,000	457,238
Ford Motor Credit Company LLC	4.00	11-13-2030	590,000	602,538
Ford Motor Credit Company LLC	4.39	1-8-2026	1,450,000	1,547,875
Ford Motor Credit Company LLC	5.11	5-3-2029	2,175,000	2,375,535
Ford Motor Credit Company LLC	5.13	6-16-2025	225,000	245,790
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	3,000,000	3,168,750
Springleaf Finance Corporation	5.38	11-15-2029	625,000	674,069
Springleaf Finance Corporation	6.13	3-15-2024	750,000	810,000
Springleaf Finance Corporation	6.63	1-15-2028	100,000	113,750
Springleaf Finance Corporation	7.13	3-15-2026	925,000	1,081,094
Synchrony Financial	5.15	3-19-2029	750,000	870,755
				12,731,600
Diversified financial services: 0.18%
United Shore Financial Services LLC 144A	5.50	11-15-2025	628,000	652,335
Insurance: 2.77%
American International Group Incorporated	4.88	6-1-2022	750,000	785,281
Amwins Group Incorporated	7.75	7-1-2026	1,740,000	1,846,575
Assurant Incorporated	3.70	2-22-2030	750,000	812,078
Brighthouse Financial Incorporated	4.70	6-22-2047	850,000	884,311
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	890,000	903,528
Genworth Mortgage Holding 144A	6.50	8-15-2025	450,000	488,660
HUB International Limited 144A	7.00	5-1-2026	550,000	569,839
Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	750,000	869,975
Prudential Financial Incorporated (3 Month LIBOR+2.38%) ±	4.50	9-15-2047	750,000	799,503
Sammons Financial Group Incorporated 144A	4.45	5-12-2027	750,000	830,765
USI Incorporated 144A	6.88	5-1-2025	550,000	558,938
W.R. Berkley Corporation	4.63	3-15-2022	650,000	673,719
				10,023,172
Mortgage REITs: 0.65%
Blackstone Mortgage Trust Incorporated	4.38	5-5-2022	400,000	409,240
Starwood Property Trust Incorporated	4.75	3-15-2025	755,000	786,166
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Mortgage REITs (continued)
Starwood Property Trust Incorporated	5.00%	12-15-2021	$420,000	$ 423,990
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	690,000	724,500
				2,343,896
Thrifts & mortgage finance: 0.97%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	200,000	196,354
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	150,000	150,563
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,775,000	1,792,750
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	1,395,000	1,370,978
				3,510,645
Health care: 4.57%
Health care equipment & supplies: 0.30%
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	1,050,000	1,064,438
Health care providers & services: 3.15%
AdaptHealth LLC	4.63	8-1-2029	240,000	238,658
Air Methods Corporation	8.00	5-15-2025	640,000	600,000
Centene Corporation 144A	5.38	8-15-2026	125,000	131,125
CHS Incorporated 144A	6.63	2-15-2025	1,170,000	1,232,888
CommonSpirit Health	3.82	10-1-2049	750,000	807,780
Davita Incorporated 144A	4.63	6-1-2030	600,000	607,500
Encompass Health Corporation	4.50	2-1-2028	150,000	155,438
Encompass Health Corporation	4.75	2-1-2030	175,000	183,750
Encompass Health Corporation	4.63	4-1-2031	175,000	185,500
HealthSouth Corporation	5.75	9-15-2025	575,000	594,406
Magellan Health Incorporated	4.90	9-22-2024	325,000	354,250
MPT Operating Partnership LP	4.63	8-1-2029	325,000	344,094
MPT Operating Partnership LP	5.00	10-15-2027	1,100,000	1,157,750
MPT Operating Partnership LP	5.25	8-1-2026	1,575,000	1,624,219
Select Medical Corporation 144A	6.25	8-15-2026	900,000	956,912
Tenet Healthcare Corporation 144A	4.63	6-15-2028	125,000	129,155
Tenet Healthcare Corporation 144A	4.88	1-1-2026	1,025,000	1,064,975
Tenet Healthcare Corporation 144A	5.13	11-1-2027	225,000	235,980
Tenet Healthcare Corporation 144A	6.25	2-1-2027	425,000	445,719
Tenet Healthcare Corporation 144A	7.50	4-1-2025	150,000	161,625
Vizient Incorporated 144A	6.25	5-15-2027	175,000	185,367
				11,397,091
Health care technology: 0.67%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	2,375,000	2,413,594
Life sciences tools & services: 0.14%
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	90,000	98,730
Ortho-Clinical Diagnostics Incorporated 144A	7.38	6-1-2025	385,000	414,838
				513,568
Pharmaceuticals: 0.31%
Bausch Health Companies Incorporated	6.25	2-15-2029	600,000	634,500
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	488,000	500,200
				1,134,700
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  25

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Industrials: 8.48%
Aerospace & defense: 1.66%
RBS Global & Rexnord LLC 144A	4.88%	12-15-2025	$1,704,000	$ 1,741,982
Signature Aviation US Holdings Incorporated 144A	4.00	3-1-2028	600,000	604,500
Signature Aviation US Holdings Incorporated 144A	5.38	5-1-2026	2,025,000	2,070,522
Spirit AeroSystems Holdings Incorporated	4.60	6-15-2028	655,000	640,263
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	305,000	322,538
TransDigm Incorporated 144A	6.25	3-15-2026	575,000	608,781
				5,988,586
Airlines: 2.95%
American Airlines Group Incorporated 144A	3.75	3-1-2025	490,000	430,588
American Airlines Group Incorporated 144A	5.75	4-20-2029	2,975,000	3,187,713
Delta Air Lines Incorporated	3.75	10-28-2029	710,000	707,175
Delta Air Lines Incorporated 144A	4.75	10-20-2028	2,025,000	2,223,700
Hawaiian Airlines Incorporated	3.90	7-15-2027	435,572	427,073
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	2,200,000	2,414,500
United Airlines Incorporated 144A	4.63	4-15-2029	850,000	883,320
United Airlines Pass-Through Trust Certificates Series 2020-1 Class B	4.88	7-15-2027	388,200	405,399
				10,679,468
Commercial services & supplies: 1.36%
Corecivic Incorporated	8.25	4-15-2026	1,390,000	1,396,950
Covanta Holding Corporation	5.88	7-1-2025	515,000	537,016
IAA Spinco Incorporated 144A	5.50	6-15-2027	1,700,000	1,787,125
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	1,150,000	1,181,625
				4,902,716
Electrical equipment: 0.10%
Sensata Technologies BV 144A	4.00	4-15-2029	365,000	367,263
Machinery: 0.88%
Meritor Incorporated 144A	4.50	12-15-2028	600,000	607,500
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	1,425,000	1,531,875
Werner FinCo LP 144A	8.75	7-15-2025	1,000,000	1,053,750
				3,193,125
Professional services: 0.15%
Verisk Analytics Incorporated	5.80	5-1-2021	530,000	530,000
Road & rail: 0.51%
Uber Technologies Incorporated 144A	8.00	11-1-2026	1,705,000	1,845,151
Trading companies & distributors: 0.87%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	1,480,000	1,533,650
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	1,325,000	1,378,000
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	200,000	231,000
				3,142,650
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Information technology: 5.08%
Communications equipment: 0.45%
CommScope Incorporated 144A	8.25%	3-1-2027	$845,000	$ 905,206
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	715,000	727,513
				1,632,719
Electronic equipment, instruments & components: 0.19%
Keysight Technologies	4.60	4-6-2027	600,000	691,671
IT services: 0.97%
Cardtronics Incorporated	5.50	5-1-2025	2,328,000	2,392,020
Flexential Intermediate Corporation 144A	11.25	8-1-2024	480,000	518,400
Sabre GLBL Incorporated 144A	9.25	4-15-2025	500,000	597,500
				3,507,920
Semiconductors & semiconductor equipment: 0.28%
Broadcom Corporation	3.50	1-15-2028	750,000	803,317
QORVO Incorporated	4.38	10-15-2029	175,000	190,185
				993,502
Software: 1.41%
Fair Isaac Corporation 144A	5.25	5-15-2026	1,000,000	1,110,000
IQVIA Incorporated 144A	5.00	5-15-2027	250,000	261,563
Logan Merger Sub Incorporated 144A	5.50	9-1-2027	285,000	297,044
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	1,610,000	1,587,605
NortonLifeLock Incorporated 144A	5.00	4-15-2025	475,000	481,137
SS&C Technologies Incorporated 144A	5.50	9-30-2027	500,000	531,188
VMware Incorporated	3.90	8-21-2027	750,000	831,633
				5,100,170
Technology hardware, storage & peripherals: 1.78%
Dell International LLC 144A	6.02	6-15-2026	750,000	894,686
Dell International LLC 144A	7.13	6-15-2024	3,200,000	3,286,080
Hewlett-Packard Company	4.05	9-15-2022	750,000	784,687
NCR Corporation 144A	5.13	4-15-2029	195,000	200,606
NCR Corporation 144A	6.13	9-1-2029	1,000,000	1,087,500
NCR Corporation 144A	8.13	4-15-2025	150,000	163,500
				6,417,059
Materials: 2.08%
Containers & packaging: 0.96%
Berry Global Incorporated 144A	5.63	7-15-2027	175,000	186,375
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	750,000	911,250
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	900,000	914,625
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	430,000	449,888
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	325,000	351,813
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	600,000	665,250
				3,479,201
Metals & mining: 0.75%
Arches Buyer Incorporated 144A	4.25	6-1-2028	160,000	159,400
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  27

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Metals & mining (continued)
Arches Buyer Incorporated	6.13%	12-1-2028	$405,000	$ 415,125
Cleveland Cliffs Incorporated 144A	4.88	3-1-2031	220,000	223,850
Cleveland Cliffs Incorporated	5.88	6-1-2027	540,000	566,325
Cleveland Cliffs Incorporated 144A	9.88	10-17-2025	361,000	423,724
Indalex Holdings Corporation ♦†	11.50	2-1-2021	2,990,596	0
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	300,000	308,250
Kaiser Aluminum Corporation 144A	6.50	5-1-2025	175,000	185,500
Novelis Corporation 144A	5.88	9-30-2026	400,000	417,276
				2,699,450
Paper & forest products: 0.37%
Clearwater Paper Corporation 144A	5.38	2-1-2025	350,000	371,000
Clearwater Paper Corporation 144A	4.75	8-15-2028	270,000	272,044
Vertical US Newco Incorporated 144A	5.25	7-15-2027	675,000	706,644
				1,349,688
Real estate: 1.06%
Equity REITs: 1.06%
Omega HealthCare Investors Incorporated	4.50	4-1-2027	600,000	662,596
Service Properties Trust Company	3.95	1-15-2028	385,000	356,125
Service Properties Trust Company	4.75	10-1-2026	200,000	195,000
Service Properties Trust Company	4.95	2-15-2027	625,000	614,081
Service Properties Trust Company	7.50	9-15-2025	1,000,000	1,133,412
SITE Centers Corporation	4.70	6-1-2027	600,000	665,015
The Geo Group Incorporated	5.88	10-15-2024	240,000	192,732
				3,818,961
Utilities: 2.32%
Electric utilities: 0.83%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	775,000	821,500
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	16,000	16,900
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	1,250,000	1,349,400
PG&E Corporation	5.00	7-1-2028	100,000	104,750
PG&E Corporation	5.25	7-1-2030	675,000	720,563
				3,013,113
Independent power & renewable electricity producers: 1.49%
NSG Holdings LLC 144A	7.75	12-15-2025	2,296,864	2,446,160
TerraForm Power Operating LLC 144A	4.25	1-31-2023	500,000	513,125
TerraForm Power Operating LLC 144A	4.75	1-15-2030	800,000	833,000
TerraForm Power Operating LLC 144A	5.00	1-31-2028	675,000	723,938
Vistra Operations Company LLC 144A	5.63	2-15-2027	820,000	852,800
				5,369,023
Total Corporate bonds and notes (Cost $223,711,509)				235,867,465
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal		Value
Foreign corporate bonds and notes: 4.12%
Financials: 4.12%
Banks: 4.12%
European Investment Bank	7.25%	6-28-2021	BRL	9,000,000	$ 1,664,604
European Investment Bank	8.00	5-5-2027	ZAR	21,000,000	1,517,097
European Investment Bank	8.38	7-29-2022	ZAR	40,000,000	2,869,629
European Investment Bank	8.75	8-18-2025	ZAR	20,000,000	1,497,811
International Bank for Reconstruction & Development	7.00	6-7-2023	ZAR	15,000,000	1,064,454
International Bank for Reconstruction & Development	7.50	6-9-2021	BRL	5,000,000	923,316
International Bank for Reconstruction & Development	8.25	6-22-2023	BRL	9,000,000	1,722,593
KfW	7.50	11-10-2022	ZAR	36,000,000	2,572,481
Landwirtschaftliche Rentenbank	8.25	5-23-2022	ZAR	15,000,000	1,063,989
					14,895,974
Total Foreign corporate bonds and notes (Cost $17,156,747)					14,895,974
Foreign government bonds: 25.96%
Colombia	6.25	11-26-2025	COP	15,000,000,000	4,163,783
Colombia	7.50	8-26-2026	COP	22,725,000,000	6,560,450
India	7.27	4-8-2026	INR	60,000,000	858,618
India	7.32	1-28-2024	INR	710,000,000	10,203,449
Indonesia	5.50	4-15-2026	IDR	50,000,000,000	3,435,791
Indonesia	7.00	9-15-2030	IDR	115,000,000,000	8,208,588
Indonesia	7.25	2-15-2026	IDR	55,000,000,000	4,017,989
Malaysia	4.23	6-30-2031	MYR	33,000,000	8,584,368
Mexico	7.75	5-29-2031	MXN	85,000,000	4,452,335
Mexico	8.50	5-31-2029	MXN	198,000,000	10,888,094
Republic of Trinidad and Tobago 144A	4.50	8-4-2026	TTD	750,000	798,225
Romania	3.25	4-29-2024	RON	43,700,000	10,945,003
Romania	5.00	2-12-2029	RON	20,000,000	5,572,150
Russia	6.50	2-28-2024	RUB	390,000,000	5,250,992
Russia	6.90	5-23-2029	RUB	400,000,000	5,329,362
Russia	7.65	4-10-2030	RUB	325,000,000	4,533,125
Total Foreign government bonds (Cost $93,961,800)					93,802,322
Loans: 21.90%
Communication services: 2.17%
Diversified telecommunication services: 0.21%
Cablevision Lightpath LLC (1 Month LIBOR+3.25%) ±	3.75	11-30-2027		$268,650	267,441
Frontier Communications Corporation (1 Month LIBOR+3.75%) <±	4.25	10-8-2027		103,888	103,455
Frontier Communications Corporation (1 Month LIBOR+3.75%) ±	4.50	10-8-2027		386,112	384,502
					755,398
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  29

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media: 1.49%
Clear Channel Outdoor Holdings (1 Month LIBOR+3.50%) ±	3.69%	8-21-2026	$1,042,354	$ 1,008,770
CSC Holdings LLC (3 Month LIBOR+2.25%) ±	2.36	1-15-2026	488,750	482,988
CSC Holdings LLC (1 Month LIBOR+2.50%) ±	2.61	4-15-2027	146,273	145,298
Diamond Sports Group LLC (1 Month LIBOR+3.25%) ±	3.37	8-24-2026	164,582	117,265
Gray Television Incorporated (3 Month LIBOR+2.50%) ±	2.62	1-2-2026	488,545	484,949
Hubbard Radio LLC (3 Month LIBOR+4.25%) <±	5.25	3-28-2025	2,098,426	2,070,454
Nexstar Broadcasting Incorporated (1 Month LIBOR+2.50%) ±	2.62	9-18-2026	1,078,432	1,072,911
				5,382,635
Wireless telecommunication services: 0.47%
Connect U.S. Finco LLC (1 Month LIBOR+3.50%) ±	4.50	12-11-2026	866,250	863,366
Consolidated Communications Holdings Incorporated (1 Month LIBOR+3.50%) ±	4.25	10-2-2027	848,000	845,880
				1,709,246
Consumer discretionary: 1.82%
Auto components: 0.06%
Clarios Global LP (1 Month LIBOR+3.25%) ±	3.36	4-30-2026	217,624	215,230
Distributors: 0.70%
Spin Holdco Incorporated (1 Month LIBOR+4.00%) <±	4.75	3-1-2028	2,533,214	2,521,333
Hotels, restaurants & leisure: 0.88%
Carnival Corporation (1 Month LIBOR+7.50%) ±	8.50	6-30-2025	965,904	993,674
CCM Merger Incorporated (1 Month LIBOR+3.75%) ±	4.50	11-4-2025	2,182,036	2,183,411
				3,177,085
Specialty retail: 0.18%
Great Outdoors Group LLC (1 Month LIBOR+4.25%) ±	5.00	3-6-2028	169,575	170,158
Rent-A-Center Incorporated (3 Month LIBOR+4.00%) ±	4.75	2-17-2028	495,000	497,886
				668,044
Consumer staples: 0.14%
Food & staples retailing: 0.14%
PetSmart Incorporated (1 Month LIBOR+3.75%) ±	4.50	2-12-2028	515,000	516,030
Energy: 0.86%
Oil, gas & consumable fuels: 0.86%
AL NGPL Holdings LLC (1 Month LIBOR+3.75%) ‡<±	4.75	4-9-2028	790,000	789,510
Apergy Corporation (1 Month LIBOR+5.00%) ‡±	6.00	6-3-2027	548,625	559,257
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
NorthRiver Midstream Finance LP (3 Month LIBOR+3.25%) ±	3.45%	10-1-2025	$921,919	$ 906,551
Prairie ECI Acquiror LP (3 Month LIBOR+4.75%) <±	4.91	3-11-2026	900,000	873,225
				3,128,543
Financials: 4.61%
Capital markets: 0.90%
Nexus Buyer LLC (1 Month LIBOR+3.75%) ±	3.86	11-9-2026	2,527,910	2,514,740
VFH Parent LLC (1 Month LIBOR+3.00%) ±	3.12	3-1-2026	724,443	722,479
				3,237,219
Diversified financial services: 2.42%
Mallinckrodt International Finance SA (3 Month LIBOR+4.75%) <±	3.50	9-24-2024	1,588,126	1,541,483
Resolute Investment Managers Incorporated (1 Month LIBOR+3.75%) ‡<±	4.75	4-30-2024	3,342,385	3,338,207
Resolute Investment Managers Incorporated (1 Month LIBOR+8.00%) ‡±	9.00	4-30-2025	1,090,000	1,084,550
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR+3.00%) ±	4.00	5-30-2025	1,721,259	1,701,895
Stonepeak Lonestar Holdings LLC (1 Month LIBOR+4.50%) ±	4.69	10-19-2026	1,075,128	1,075,892
				8,742,027
Insurance: 1.25%
BroadStreet Partners Incorporated (1 Month LIBOR+3.25%) ±	5.04	1-27-2027	942,470	932,942
HUB International Limited (1 Month LIBOR+3.00%) ±	3.18	4-25-2025	1,215,625	1,198,801
HUB International Limited (1 Month LIBOR+3.25%) ±	4.00	4-25-2025	805,980	804,723
Solera Holdings Incorporated (3 Month LIBOR+2.75%) ±	5.75	3-3-2023	1,055,213	1,048,903
USI Incorporated (3 Month LIBOR+3.00%) ±	3.20	5-16-2024	289,864	286,603
USI Incorporated (1 Month LIBOR+3.25%) ±	3.45	12-2-2026	262,088	259,514
				4,531,486
Mortgage REITs: 0.04%
Blackstone Mortgage Trust Incorporated (1 Month LIBOR+2.25%) ±	2.36	4-23-2026	147,381	145,493
Health care: 2.05%
Health care equipment & supplies: 0.44%
Surgery Center Holdings Incorporated (3 Month LIBOR+3.25%) ±	4.25	9-3-2024	1,112,440	1,107,745
Surgery Center Holdings Incorporated (1 Month LIBOR+3.75%) <±	4.50	8-31-2026	245,000	243,966
Surgery Center Holdings Incorporated (1 Month LIBOR+3.75%) <±	4.50	8-31-2026	245,000	243,966
				1,595,677
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  31

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Health care providers & services: 0.65%
Medrisk Incorporated (1 Month LIBOR+3.75%) <±	4.50%	4-1-2028	$335,000	$ 333,184
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) <±	1.88	3-2-2028	155,860	155,600
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) <±	4.50	2-18-2028	1,416,910	1,414,543
National Mentor Holdings Incorporated (1 Month LIBOR+3.75%) <±	4.50	2-18-2028	47,230	47,151
Team Health Holdings Incorporated (3 Month LIBOR+2.75%) ±	3.75	2-6-2024	430,553	400,268
				2,350,746
Health care technology: 0.56%
Change Healthcare Holdings Incorporated (1 Month LIBOR+2.50%) ±	3.50	3-1-2024	458,257	457,529
Project Ruby Ultimate Parent Corporation (1 Month LIBOR+3.25%) <±	4.00	3-3-2028	1,575,000	1,563,188
				2,020,717
Pharmaceuticals: 0.40%
Bausch Health Companies Incorporated (3 Month LIBOR+3.00%) ±	3.11	6-2-2025	1,457,100	1,454,274
Industrials: 4.66%
Aerospace & defense: 1.16%
Spirit AeroSystems Holdings Incorporated (1 Month LIBOR+5.25%) ±	6.00	1-15-2025	3,012,450	3,035,043
TransDigm Incorporated (1 Month LIBOR+2.25%) ±	2.36	8-22-2024	1,147,457	1,133,447
				4,168,490
Airlines: 2.19%
AAdvantage Loyalty IP Limited (1 Month LIBOR+4.75%) ±	5.50	4-20-2028	1,150,000	1,181,625
JetBlue Airways Corporation (1 Month LIBOR+5.25%) <±	6.25	6-17-2024	1,283,333	1,316,328
Mileage Plus Holdings LLC (1 Month LIBOR+5.25%) ±	6.25	6-21-2027	2,885,000	3,076,651
SkyMiles IP Limited (3 Month LIBOR+3.75%) ±	4.75	10-20-2027	910,000	955,163
United Airlines Incorporated (3 Month LIBOR+3.75%) <±	4.50	4-13-2028	405,000	409,483
WestJet Airlines Limited (3 Month LIBOR+3.00%) ±	4.00	12-11-2026	1,022,412	987,588
				7,926,838
Commercial services & supplies: 0.01%
KAR Auction Services Incorporated (1 Month LIBOR+2.25%) ±	2.38	9-19-2026	39,497	38,905
Industrial conglomerates: 0.34%
Werner Finco LP (3 Month LIBOR+4.00%) ‡±	5.00	7-24-2024	1,216,848	1,210,763
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Machinery: 0.45%
Alliance Laundry Systems LLC (1 Month LIBOR+3.50%) ±	4.25%	10-8-2027	$1,147,125	$ 1,146,288
Gates Global LLC Series 2021 Class B3 (1 Month LIBOR+2.75%) ±	3.50	3-31-2027	482,809	480,724
				1,627,012
Professional services: 0.27%
The Dun & Bradstreet Corporation (1 Month LIBOR+3.25%) ±	3.36	2-6-2026	988,651	982,778
Road & rail: 0.24%
Uber Technologies Incorporated (1 Month LIBOR+3.50%) ±	3.61	4-4-2025	877,744	876,488
Information technology: 2.73%
Communications equipment: 0.14%
CommScope Incorporated (3 Month LIBOR+3.25%) ±	3.36	4-6-2026	492,500	488,501
IT services: 1.36%
Applied Systems Incorporated (1 Month LIBOR+3.00%) ±	3.50	9-19-2024	383,368	381,693
Fiserv Investment Solutions Incorporated (1 Month LIBOR+4.00%) ±	4.19	2-18-2027	2,297,737	2,298,702
Flexential Intermediate Corporation (3 Month LIBOR+3.50%) ±	3.70	8-1-2024	227,641	211,178
Flexential Intermediate Corporation (3 Month LIBOR+7.25%) ±	7.43	8-1-2025	1,425,000	1,231,143
Sabre GLBL Incorporated (1 Month LIBOR+4.00%) ±	4.75	12-17-2027	788,025	794,061
				4,916,777
Software: 1.23%
Emerald Topco Incorporated (1 Month LIBOR+3.50%) ±	3.61	7-24-2026	985,000	975,396
I-Logic Technologies Bidco Limited (1 Month LIBOR+4.00%) ±	4.50	2-16-2028	1,225,000	1,225,000
MPH Acquisition Holdings LLC (1 Month LIBOR+2.75%) ±	3.75	6-7-2023	371,052	368,967
Press Ganey Holdings Incorporated (1 Month LIBOR+3.75%) <±	4.50	7-25-2026	470,000	469,022
Sophia LP (1 Month LIBOR+3.75%) ±	4.50	10-7-2027	1,416,450	1,415,274
				4,453,659
Materials: 1.28%
Containers & packaging: 0.89%
Flex Acquisition Company Incorporated (3 Month LIBOR+3.25%) ±	3.45	6-29-2025	725,298	713,606
Flex Acquisition Company Incorporated (1 Month LIBOR+3.50%) ±	4.00	2-23-2028	700,000	692,027
Graham Packaging Company Incorporated (1 Month LIBOR+3.00%) ±	3.75	8-4-2027	538,814	537,100
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  33

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Containers & packaging (continued)
Reynolds Group Holdings Incorporated (1 Month LIBOR+3.25%) ±	2.86%	2-5-2023	$911,157	$ 908,751
RING Container Technologies (3 Month LIBOR+2.75%) ±	2.86	10-31-2024	362,995	359,666
				3,211,150
Paper & forest products: 0.39%
Clearwater Paper Corporation (1 Month LIBOR+3.00%) ‡±	3.13	7-26-2026	86,167	86,167
Vertical US Newco Incorporated (1 Month LIBOR+4.25%) ±	4.48	7-30-2027	1,313,408	1,315,050
				1,401,217
Real estate: 0.47%
Equity REITs: 0.47%
The Geo Group Incorporated (3 Month LIBOR+2.00%) ±	2.75	3-22-2024	1,901,762	1,708,486
Utilities: 1.11%
Electric utilities: 1.11%
ExGen Renewables IV LLC (1 Month LIBOR+2.75%) ±	3.75	12-15-2027	1,526,175	1,525,793
PG&E Corporation (1 Month LIBOR+3.00%) ±	3.50	6-23-2025	2,481,250	2,470,407
				3,996,200
Total Loans (Cost $78,779,531)				79,158,447
Non-agency mortgage-backed securities: 5.99%
ACE Securities Corporation (1 Month LIBOR+2.63%)±	2.73	6-25-2033	49,677	49,692
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	115,600	123,734
Banc of America Funding Corporation Series 2005 Class D-A1 ±±	3.13	5-25-2035	185,560	187,791
Banc of America Merrill Lynch Commercial Mortgage Incorporated Series 2017-BNK6 Class D 144A	3.10	7-15-2060	1,000,000	901,368
Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	3.34	4-25-2033	250,795	242,295
Benchmark Mortgage Trust Series 2018-B1 Class A2	3.57	1-15-2051	195,000	202,053
Bluemountain CLO Limited Series 2015-2A Class A1R (3 Month LIBOR+0.93%)144A±	1.12	7-18-2027	344,799	344,924
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	12,114	12,501
Centex Home Equity Series 2004-B Class AF6	4.19	3-25-2034	40	40
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±	5.04	9-10-2045	1,000,000	1,002,712
Citigroup Commercial Mortgage Trust Series 2017-MDRB Class A (1 Month LIBOR+1.10%)144A±	1.22	7-15-2030	394,694	392,304
Commercial Mortgage Trust Series 2012-CR2 Class C ±±	4.99	8-15-2045	1,000,000	996,204
Commercial Mortgage Trust Series 2012-CR4 Class B 144A	3.70	10-15-2045	1,000,000	875,940
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Commercial Mortgage Trust Series 2012-CR5 Class E 144A±±	4.46%	12-10-2045	$1,000,000	$ 920,460
Commercial Mortgage Trust Series 2012-LC4 Class A4	3.29	12-10-2044	187,050	188,617
Commercial Mortgage Trust Series 2012-LC4 Class AM	4.06	12-10-2044	500,000	508,664
Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.72	12-10-2044	500,000	488,870
Commercial Mortgage Trust Series 2013-LC13 Class D 144A±±	5.47	8-10-2046	1,103,000	1,011,419
Countrywide Home Loans Series 2003-48 Class 2A2 ±±	2.73	10-25-2033	31,925	31,993
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	2.20	9-25-2032	267,445	261,998
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	3.23	6-25-2033	35,592	36,725
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	2.30	3-25-2033	11,262	11,501
Credit Suisse First Boston Mortgage Securities Series 2014-USA Class D 144A	4.37	9-15-2037	750,000	720,171
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	992,500	1,037,455
Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR+0.32%)144A±	0.43	11-25-2032	40,571	39,054
Goldman Sachs Mortgage Securities Trust Series 2010-C1 Class X 144A♀±±	0.89	8-10-2043	1,341,410	5,811
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class XA ♀±±	2.22	5-10-2045	1,952,266	12,732
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.93	11-10-2052	1,000,000	1,043,060
Goldman Sachs Mortgage Securities Trust Series 2020-DUNE Class D (1 Month LIBOR+1.90%)144A±	2.02	12-15-2036	1,000,000	948,276
GSAA Home Equity Trust Series 2004-5 Class AF5	4.34	6-25-2034	145	145
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6 Class E 144A±±	5.31	5-15-2045	520,000	307,867
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C17 Class B ±±	5.05	1-15-2047	50,000	53,496
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	3.85	7-25-2034	2,958	3,040
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3 ±±	2.64	7-25-2034	19,774	19,654
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	2.74	6-25-2035	85,028	86,229
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	2.41	12-25-2033	82,530	86,146
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	3.14	1-25-2034	5,630	6,066
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	3.18	11-21-2034	5,837	5,894
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	3-25-2036	451	436
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  35

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
Mid-State Trust Series 11 Class A1	4.86%	7-15-2038	$123,450	$ 130,247
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR+0.68%)±	0.93	1-25-2029	35,848	35,845
MMAF Equipment Finance LLC Series 2017-AA Class A4 144A	2.41	8-16-2024	82,270	82,875
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A♀±±	1.54	8-15-2045	3,560,822	39,890
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10 Class D 144A±±	4.22	7-15-2046	1,000,000	560,795
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.30	8-15-2046	569,000	602,331
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 Class D 144A±±	4.37	2-15-2046	692,000	462,819
Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±±	5.60	3-15-2045	900,000	900,768
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A ±±	6.32	9-25-2034	19,925	22,004
New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR+0.93%)±	0.73	11-25-2034	906,072	891,035
Palmer Square Loan Funding Limited Series 2019-2A Class A1 (3 Month LIBOR+0.97%)144A±	1.16	4-20-2027	174,885	174,928
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	1,000,000	997,473
Saxon Asset Securities Trust Series 2002-1 Class AF5	5.31	12-25-2030	90,372	93,716
Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR+0.76%)±	0.50	4-20-2033	5,239	5,308
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.53	1-5-2043	1,000,000	806,344
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR+1.55%)144A±	1.73	4-15-2030	1,000,000	993,153
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	2.72	3-25-2034	23,572	24,598
Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR+1.14%)±	1.25	11-25-2033	110,861	108,530
Vendee Mortgage Trust Series 2003-2 Class IO ♀±±	0.62	5-15-2033	2,048,916	37,102
Verus Securitization Trust Series 2021-1 Class A2 144A±±	1.05	1-25-2066	946,384	946,869
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	67,050	72,823
Wind River CLO Limited Series 2013-2A Class BR (3 Month LIBOR+1.60%)144A±	1.79	10-18-2030	500,000	499,761
Total Non-agency mortgage-backed securities (Cost $23,135,262)				21,656,551

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Expiration date	Shares	Value
Warrants: 0.07%
Energy: 0.07%
Oil, gas & consumable fuels: 0.07%
Denbury Incorporated †	9-18-2025	9,354	$ 254,335
Total Warrants (Cost $142,215)			254,335

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 8.67%
Communication services: 1.24%
Diversified telecommunication services: 0.73%
Intelsat Jackson Holdings SA †	5.50%	8-1-2023	$4,300,000	2,631,106
Media: 0.30%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	875,000	897,969
Virgin Media Finance plc 144A	5.00	7-15-2030	200,000	199,416
				1,097,385
Wireless telecommunication services: 0.21%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	375,000	391,594
Telesat Canada 144A	5.63	12-6-2026	360,000	361,800
				753,394
Energy: 1.34%
Oil, gas & consumable fuels: 1.34%
Baytex Energy Corporation	5.63	6-1-2024	1,090,000	1,019,150
Baytex Energy Corporation 144A	8.75	4-1-2027	1,800,000	1,665,000
Griffin Coal Mining Company Limited 144A♦†	9.50	12-1-2016	1,110,230	0
Griffin Coal Mining Company Limited ♦†	9.50	12-1-2016	90,767	0
Husky Energy Incorporated	4.40	4-15-2029	750,000	816,745
Northriver Midstream Finance LP 144A	5.63	2-15-2026	1,315,000	1,356,094
				4,856,989
Financials: 2.01%
Banks: 0.97%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	848,940
Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	666,250
Corporación Andina de Fomento	4.38	6-15-2022	958,000	999,002
NatWest Group plc (5 Year Treasury Constant Maturity+2.35%) ±	3.03	11-28-2035	1,000,000	975,100
				3,489,292
Capital markets: 0.19%
Credit Suisse Group AG (5 Year Treasury Constant Maturity+3.55%) 144Aʊ±	4.50	9-3-2030	700,000	668,500
Diversified financial services: 0.06%
Tyco Electronics Group SA	3.50	2-3-2022	225,000	228,521
Insurance: 0.79%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	385,000	416,542
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  37

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
Athene Holding Limited	4.13%	1-12-2028	$750,000	$ 824,892
Fairfax Financial Holdings Limited	4.85	4-17-2028	750,000	844,475
Sompo International Holdings Limited	7.00	7-15-2034	575,000	785,906
				2,871,815
Health care: 1.39%
Pharmaceuticals: 1.39%
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	375,000	386,719
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	1,940,000	1,980,798
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	108,750
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	50,000	55,405
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	375,000	417,656
Endo Luxembourg Finance I Company SARL 144A	6.13	4-1-2029	160,000	158,400
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,750,000	1,907,500
				5,015,228
Industrials: 2.01%
Aerospace & defense: 0.46%
Bombardier Incorporated	7.88	4-15-2027	1,650,000	1,645,875
Commercial services & supplies: 0.44%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	1,550,000	1,594,950
Electrical equipment: 0.08%
Sensata Technologies BV 144A	5.00	10-1-2025	260,000	288,600
Machinery: 0.08%
Vertical Holdco GmbH 144A	7.63	7-15-2028	250,000	272,500
Metals & mining: 0.22%
Glencore Finance Canada Limited 144A	4.25	10-25-2022	750,000	787,740
Road & rail: 0.21%
Canadian Pacific Railway Company	4.50	1-15-2022	750,000	770,328
Trading companies & distributors: 0.52%
FLY Leasing Limited	5.25	10-15-2024	1,860,000	1,897,200
Materials: 0.37%
Containers & packaging: 0.37%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	75,000	77,156
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	125,000	131,094
OI European Group BV 144A	4.00	3-15-2023	1,100,000	1,130,250
				1,338,500
Utilities: 0.31%
Electric utilities: 0.18%
Comision Federal de Electricidad 144A	4.88	5-26-2021	650,000	650,007
The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Multi-Sector Income Fund

Portfolio of investments—April 30, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Multi-utilities: 0.13%
Veolia Environnement SA	6.75%	6-1-2038	$350,000	$ 495,152
Total Yankee corporate bonds and notes (Cost $32,743,060)				31,353,082

		Yield	Shares
Short-term investments: 5.66%
Investment companies: 5.66%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	20,442,897	20,442,897
Total Short-term investments (Cost $20,442,897)				20,442,897
Total investments in securities (Cost $498,652,981)	140.69%			508,441,756
Other assets and liabilities, net	(40.69)			(147,056,217)
Total net assets	100.00%			$ 361,385,539

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.
♀	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
##	All or a portion of this security is segregated for when-issued and unfunded loans.
♠	The issuer of the security is an affiliate of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
%%	The security is purchased on a when-issued basis.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
AGM	Assured Guaranty Municipal
BRL	Brazilian real
COP	Colombian peso
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
MYR	Malaysian ringgit
REIT	Real estate investment trust
RON	Romanian lei
RUB	Russian ruble
SOFR	Secured Overnight Financing Rate
TTD	Trinidad and Tobago dollar
ZAR	South African rand
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  39

Portfolio of investments—April 30, 2021 (unaudited)

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$6,300,394	$83,440,474	$(69,297,971)	$0	$0	$20,442,897	5.66%	20,442,897	$2,212
The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Multi-Sector Income Fund

Statement of assets and liabilities—April 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $478,210,084)	$ 487,998,859
Investments in affiliated securites, at value (cost $20,442,897)	20,442,897
Cash	40,130
Foreign currency, at value (cost $349,631)	346,780
Receivable for dividends and interest	6,629,521
Receivable for investments sold	955,643
Principal paydown receivable	7,054
Total assets	516,420,884
Liabilities
Secured borrowing payable	139,000,000
Payable for investments purchased	12,206,110
Dividends payable	2,570,073
Advisory fee payable	240,843
Administration fee payable	21,895
Accrued expenses and other liabilities	996,424
Total liabilities	155,035,345
Total net assets	$361,385,539
Net assets consist of
Paid-in capital	$ 394,719,002
Total distributable loss	(33,333,463)
Total net assets	$361,385,539
Net asset value per share
Based on $361,385,539 divided by 28,067,599 shares issued and outstanding (100,000,000 shares authorized)	$12.88
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  41

Statement of operations—six months ended April 30, 2021 (unaudited)

Investment income
Interest (net of foreign withholding taxes of $225,477)	$ 13,335,381
Income from affiliated securities	2,212
Dividends	1,039
Total investment income	13,338,632
Expenses
Advisory fee	1,373,126
Administration fee	124,830
Custody and accounting fees	202
Professional fees	36,056
Shareholder report expenses	30,630
Trustees’ fees and expenses	9,610
Transfer agent fees	14,414
Interest expense	583,866
Other fees and expenses	21,774
Total expenses	2,194,508
Net investment income	11,144,124
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	5,660,488
Foreign currency and foreign currency translations	(135,491)
Net realized gains on investments	5,524,997
Net change in unrealized gains (losses) on
Unaffiliated securities	19,349,864
Foreign currency and foreign currency translations	1,342
Net change in unrealized gains (losses) on investments	19,351,206
Net realized and unrealized gains (losses) on investments	24,876,203
Net increase in net assets resulting from operations	$36,020,327
The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Multi-Sector Income Fund

Statement of changes in net assets

	Six months ended April 30, 2021 (unaudited)	Year ended October 31, 2020
Operations
Net investment income	$ 11,144,124	$ 22,683,920
Net realized gains (losses) on investments	5,524,997	(13,785,225)
Net change in unrealized gains (losses) on investments	19,351,206	(10,073,393)
Net increase (decrease) in net assets resulting from operations	36,020,327	(1,174,698)
Distributions to shareholders from
Net investment income and net realized gains	(15,489,805)	(19,260,099)
Tax basis return of capital	0	(15,609,126)
Total distributions to shareholders	(15,489,805)	(34,869,225)
Capital share transactions
Cost of shares repurchased	(3,698,472)	(23,309,557)
Total increase (decrease) in net assets	16,832,050	(59,353,480)
Net assets
Beginning of period	344,553,489	403,906,969
End of period	$361,385,539	$344,553,489
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  43

Statement of cash flows—six months ended April 30, 2021 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 36,020,327
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(135,157,869)
Proceeds from the sales of long-term securities	150,979,531
Paydowns	1,007,519
Amortization	(161,948)
Purchases and sales of short-term securities, net	(14,142,503)
Decrease in receivable for investments sold	3,920,431
Increase in principal paydown receivable	(2,042)
Increase in receivable for dividends and interest	(448,880)
Decrease in prepaid expenses and other assets	4,423
Increase in payable for investments purchased	2,512,429
Increase in trustees’ fees and expenses payable	317
Increase in advisory fee payable	6,058
Increase in administration fee payable	551
Decrease in accrued expenses and other liabilities	(9,866)
Litigation payments received	168
Net realized gains on investments	(5,660,488)
Net change in unrealized gains (losses) on investments	(19,351,206)
Net cash provided by operating activities	19,516,952
Cash flows from financing activities:
Cost of shares repurchased	(3,698,472)
Cash distributions paid	(15,601,225)
Net cash used in financing activities	(19,299,697)
Net increase in cash	217,255
Cash (including foreign currency):
Beginning of period	169,655
End of period	$ 386,910
Supplemental cash disclosure
Cash paid for interest	$ 581,917
The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Multi-Sector Income Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended October 31
	Six months ended April 30, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.14	$13.21	$13.10	$14.31	$14.35	$14.06
Net investment income	0.40	0.76 [1]	0.81 [1]	0.85 [1]	0.97 [1]	1.08
Net realized and unrealized gains (losses) on investments	0.88	(0.86)	0.48	(0.92)	0.18	0.33
Total from investment operations	1.28	(0.10)	1.29	(0.07)	1.15	1.41
Distributions to shareholders from
Net investment income	(0.55)	(0.65)	(0.70)	(0.46)	(0.70)	(0.97)
Tax basis return of capital	0.00	(0.52)	(0.52)	(0.83)	(0.53)	(0.17)
Total distributions to shareholders	(0.55)	(1.17)	(1.22)	(1.29)	(1.23)	(1.14)
Anti-dilutive effect of shares repurchased	0.01	0.20	0.04	0.15	0.04	0.02
Net asset value, end of period	$12.88	$12.14	$13.21	$13.10	$14.31	$14.35
Market value, end of period	$12.78	$10.85	$12.67	$11.57	$13.05	$12.66
Total return based on market value[2]	23.12%	(5.09)%	20.91%	(1.91)%	13.07%	15.66%
Ratios to average net assets (annualized)
Expenses[3]	1.22%	1.75%	2.29%	2.14%	1.68%	1.39%
Net investment income[3]	6.18%	6.15%	6.17%	6.12%	6.73%	7.94%
Supplemental data
Portfolio turnover rate	26%	36%	26%	25%	38%	29%
Net assets, end of period (000s omitted)	$361,386	$344,553	$403,907	$413,317	$499,824	$590,840
Borrowings outstanding, end of period (000s omitted)	$139,000	$139,000	$173,000	$187,000	$187,000	$220,000
Asset coverage per $1,000 of borrowing, end of period	$3,600	$3,479	$3,335	$3,210	$3,673	$3,686

[1]	Calculated based upon average shares outstanding
[2]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[3]	Ratios include interest expense associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2021 (unaudited)	0.32%
Year ended October 31, 2020	0.80%
Year ended October 31, 2019	1.32%
Year ended October 31, 2018	1.07%
Year ended October 31, 2017	0.61%
Year ended October 31, 2016	0.44%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Multi-Sector Income Fund  |  45

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Fund, and Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, the subadvisers to the Fund. As part of the transaction, Wells Fargo & Company would own a 9.9% equity interest. Consummation of the transaction will result in the automatic termination of the Fund’s investment advisory agreement and subadvisory agreements. The Fund’s Board of Trustees has approved a new investment advisory agreement and new subadvisory agreements and approved submitting the agreements to the Fund’s shareholders for approval at a special meeting of shareholders, expected to be held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021, are entitled to vote at the meeting. If shareholders approve the new agreements, they would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
This shareholder report is not asking you for a proxy. A separate proxy statement with more detailed information about the transaction will be provided to Fund shareholders and should be reviewed carefully.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC ("Funds Management").
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and

46  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements (unaudited)
income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax

Wells Fargo Multi-Sector Income Fund  |  47

Notes to financial statements (unaudited)
positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2021, the aggregate cost of all investments for federal income tax purposes was $500,285,441 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 26,146,011
Gross unrealized losses	(17,989,696)
Net unrealized gains	$ 8,156,315
As of October 31, 2020, the Fund had capital loss carryforwards which consisted of $13,476,458 in short-term capital losses and $26,393,929 in long-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 3,357,834	$ 0	$ 3,357,834
Asset-backed securities	0	981,208	0	981,208
Common stocks
Energy	6,671,641	0	0	6,671,641
Corporate bonds and notes	0	235,867,465	0	235,867,465
Foreign corporate bonds and notes	0	14,895,974	0	14,895,974
Foreign government bonds	0	93,802,322	0	93,802,322
Loans	0	72,089,993	7,068,454	79,158,447
Non-agency mortgage-backed securities	0	21,656,551	0	21,656,551
Warrants
Energy	0	254,335	0	254,335
Yankee corporate bonds and notes	0	31,353,082	0	31,353,082
Short-term investments
Investment companies	20,442,897	0	0	20,442,897
Total assets	$27,114,538	$474,258,764	$7,068,454	$508,441,756
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

48  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements (unaudited)
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Loans
Balance as of October 31, 2020	$ 5,577,354
Accrued discounts (premiums)	3,199
Realized losses	(30,255)
Change in unrealized gains (losses)	118,023
Purchases	3,813,198
Sales	(5,172,763)
Transfers into Level 3	4,982,014
Transfers out of Level 3	(2,222,316)
Balance as of April 30, 2021	$ 7,068,454
Change in unrealized gains (losses) relating to securities still held at April 30, 2021	$ (5,878)
The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Wells Fargo Asset Management (International), Limited, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.
Administration fee
Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended April 30, 2021 and year ended October 31, 2020, the Fund did not issue any shares.
On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2021, the Fund purchased 320,866 of its shares on the open market at a total cost of $3,698,472 (weighted average price per share of $11.51). The weighted average discount of these repurchased shares was 8.87%.

Wells Fargo Multi-Sector Income Fund  |  49

Notes to financial statements (unaudited)
6. BORROWINGS
The Fund has borrowed $139,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $139,000,000 . The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, the Fund expects to negotiate a new interest rate for the Facility by the date the 1 Month LIBOR ceases to be published, which is currently by the end of 2021 but which is expected to be extended through June 30, 2023. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2021 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended April 30, 2021, the Fund had average borrowings outstanding of $139,000,000 at an average interest rate of 0.84% and paid interest in the amount of $583,866, which represents 0.32% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2021 were $135,078,122 and $124,858,466, respectively.
As of April 30, 2021, the Fund had the following unfunded loan commitments:
	Unfunded commitments	Unrealized gain (loss)
AL NGPL Holdings LLC, 4.75%, 4-9-2028	790,000	$ (440)
Frontier Communications Corporation, 4.25%, 10-8-2027	103,888	606
Hubbard Radio LLC, 5.25%, 3-28-2025	260,000	(3,151)
JetBlue Airways, 6.25%, 6-17-2024	1,283,333	2,515
Mallinckrodt International Finance SA, 3.50%, 9-24-2024	1,588,126	22,585
Medrisk Incorporated, 4.50%, 4-1-2028	335,000	1,534
National Mentor Holdings Incorporated, 4.50%, 2-18-2028	607,872	(1,258)
National Mentor Holdings Incorporated, 4.50%, 2-18-2028	20,262	(42)
National Mentor Holdings Incorporated, 1.88%, 3-2-2028	66,866	(189)
Prairie ECI Acquiror LP, 4.91%, 3-11-2026	900,000	(5,400)
Press Ganey Holdings Incorporated, 4.50%, 7-25-2026	470,000	1,372
Project Ruby Ultimate Parent Corporation, 4.00%, 3-3-2028	935,000	(5,858)
Resolute Investment Managers Incorporated, 4.75%, 4-30-2024	740,000	872
Russell Investments US Institutional Holdco Incorporated, 4.00%, 5-30-2025	905,000	(2,863)
Spin Holdco Incorporated, 4.75%, 3-1-2028	250,000	584
Surgery Center Holdings Incorporated, 0.00%, 8-31-2026	245,000	191
Surgery Center Holdings Incorporated, 0.00%, 8-31-2026	245,000	191
United Airlines Incorporated, 4.50%, 4-13-2028	405,000	6,508
	10,150,347	$17,756
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

50  |  Wells Fargo Multi-Sector Income Fund

Notes to financial statements (unaudited)
9. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
April 30, 2021	May 14, 2021	June 1, 2021	$0.09223
May 18, 2021	June 14, 2021	July 1, 2021	0.09347
These distributions are not reflected in the accompanying financial statements.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Multi-Sector Income Fund  |  51

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
ANNUAL MEETING OF SHAREHOLDERS
On February 8, 2021, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Shares voted “For”	William R. Ebsworth	22,763,028
Shares voted “Withhold”		514,578
Shares voted “For”	Jane A. Freeman	22,786,807
Shares voted “Withhold”		490,799
Shares voted “For”	Judith M. Johnson	22,779,048
Shares voted “Withhold”		498,558
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

52  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Wells Fargo Multi-Sector Income Fund  |  53

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

54  |  Wells Fargo Multi-Sector Income Fund

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Wells Fargo Multi-Sector Income Fund  |  55

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

56  |  Wells Fargo Multi-Sector Income Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: wfam.com
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0521-00320 06-21
SMSI/SAR159 04-21

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SAVINGS

A Portfolio of Investments for Wells Fargo Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c)	(d)
			Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2020 to 11/30/2020	256,377	11.39	256,377	2,551,709
12/1/2020 to 12/31/2020	64,489	12.00	64,489	2,487,220
1/1/2021 to 1/31/2021	0	0	0	2,808,086
2/1/2021 to 2/28/2021	0	0	0	2,808,086
3/1/2021 to 3/31/2021	0	0	0	2,808,086
4/1/2020 to 4/30/2021	0	0	0	2,808,086

Total	320,866	11.51	320,866	2,808,086

On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Multi-Sector Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Multi-Sector Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Multi-Sector Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	June 25, 2021

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 25, 2021